Intangible assets, net (Tables)	12 Months Ended
Dec. 31, 2024
Intangible assets, net
Schedule of Intangible assets and related accumulated amortization

	As of December 31,
	2023	2024
	RMB	RMB
Software	532,696	1,040,692
Trademark and domain name	1,429	1,429
Subtotal	534,125	1,042,121
Less: accumulated amortization
Software	(123,081)	(199,601)
Trademark and domain name	(132)	(275)
Accumulated amortization	(123,213)	(199,876)
Total intangible assets, net	410,912	842,245